UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

May 14, 2018

Date of Report (Date of earliest event reported)

GTX Corp

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-53046	98-0493446
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

117 W. 9th Street, Suite 1214, Los Angeles, CA	90015
(Address of Principal Executive Offices)	(Zip Code)

213-489-3019

Registrant’s telephone number, including area code

N/A
(Former Name or former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01	Resignation of Independent Registered Public Accountant

(a)	Resignation of LBB & Associates Ltd., LLP (“LBB”), Certified Public Accountants

(i)	On May 14, 2018, LBB & Associates Ltd., LLP (“LBB”) resigned as the Company’s independent registered public accounting firm. LBB had served as the Company’s independent registered public accounting firm since March 15, 2008.

(ii)	Other than for the inclusion of a paragraph describing the uncertainty of the Company’s ability to continue as a going concern, LBB’s audit reports on the financial statements of the Company for the fiscal years ended December 31, 2017 and 2016 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

(iii)	The resignation of LBB was accepted by the CEO and CFO of GTX Corp on May 18, 2018.

(iv)	During the fiscal years ended December 31, 2017 and 2016, and through May 14, 2018, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with LBB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to their satisfaction, would have caused LBB to make reference to the subject matter of the disagreement in connection with its reports.

(v)	In addition, during the fiscal years ended December 31, 2017 and 2016, and through May 14, 2018, there were no “reportable events” (as such term is defined in Item 304 of Regulation S-K), except for material weaknesses in the Company’s internal control over financial reporting as described in the Company’s Annual Reports on Form 10-K for the years ended December 31, 2017 and 2016.

(vi)	The Company provided LBB with its disclosures in the Current Report on Form 8-K disclosing the resignation of LBB and requested in writing that LBB furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. LBB’s response is filed as an exhibit to this Current Report on Form 8-K.

GTX Corp has furnished LBB with a copy of the foregoing disclosure and requested LBB to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the foregoing statements. A copy of the letter of LBB to the Securities and Exchange Commission, dated May 18, 2018, is attached as an exhibit hereto.

ITEM 9.01	EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION

16	Letter from LBB & Associates Ltd., CPA’s to the Securities and Exchange Commission, dated May 18, 2018.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

May 18, 2018	GTX Corp.

	By:	/s/ Patrick Bertagna
	Name:	Patrick Bertagna
	Title:	Chief Executive Office